                                                                  EXHIBIT 10.131


                                 AMENDMENT NO. 2

                                       to

                              AMENDED AND RESTATED

                                    INDENTURE

                                     between

              ONYX ACCEPTANCE RESIDUAL FUNDING OWNER TRUST 2000-A1,
                                   as Issuer,

                                       and

                              JPMORGAN CHASE BANK,
                              as Indenture Trustee

                                -----------------


                          Dated as of November 27, 2002

        This Amendment No. 2 to Amended and Restated Indenture between Onyx Acceptance Residual Funding Owner Trust 2000-A1, as Issuer, and JPMorgan Chase Bank, as Indenture Trustee (this "Amendment") is dated and effective as of November 27, 2002.

        WHEREAS, the parties hereto entered into the Amended and Restated Indenture, dated as of April 12, 2002, as amended by Amendment No. 1, dated as of April 15, 2002 (collectively, the "Indenture");

        WHEREAS, the parties hereto desire to effective a redemption of the notes issued under the Indenture and issue additional notes pursuant to this Amendment, secured by the Collateral.

        WHEREAS, Section 9.02 of the Indenture permits the amendments contemplated herein by the Issuer and the Indenture Trustee, when authorized by an Issuer Order, with prior notice to the Rating Agency, and the consent of each Holder of an Outstanding Note affected by such amendment;

        WHEREAS, the Issuer and the Indenture Trustee have notified the Rating Agency, and Galleon Capital Corporation, the holder of 100% of the Notes, has consented to the Amendment, as evidenced by its execution of this Amendment;

        WHEREAS, the parties hereto and the Note Holders wish to amend the Indenture;

        NOW, THEREFORE, the parties hereto agree that the Indenture is hereby amended as follows:

        SECTION 1. EFFECTIVE DATE. This Amendment shall be effective as of November 27, 2002.

        SECTION 2. DEFINITIONS.

        (a) Capitalized Terms. For purposes of this Amendment, all capitalized terms used and not otherwise defined herein have the meanings set forth in the Indenture.

        (b) Amendment of Section 1.01. The following defined terms are hereby amended and restated in their entirety as follows:

                      "CLOSING DATE" means November 27, 2002.

                      "ORIGINAL NOTES" means the notes issued pursuant to the
               Indenture prior to the date hereof.

                      "PAYMENT DATE" means the 20th day of each month or if such date is not a Business Day, the following Business Day, commencing on December 20, 2002; provided that the Closing Date shall be deemed to be a Payment Date solely for purposes of making distributions to the Holders of the Trust Certificates pursuant to the Trust Agreement as described in Section 8.06(b)(iii) of this Indenture.

                      "TRUST SPREAD ACCOUNT MAXIMUM" means, with respect to any
               Payment Date, an amount equal to the aggregate Note Interest Payment Amounts due with respect to the Notes during the seventeen month period immediately following such Payment Date, assuming no principal payments are made on the Notes during such seventeen month period following such Payment Date.

                      "TRUST SPREAD ACCOUNT RELEASE AMOUNT" means, with respect
               to any Payment Date with respect to which the Trust Spread Account Maximum has been reached, the lesser of (a) the balance on deposit in the Trust Spread Account or (b) an amount equal to [R-(T*A*1.416667)] divided by (1-T*1.416667), where:

                      R  =   the balance on deposit in the Trust Spread
                             Account after deducting any amounts to be transferred from the Trust Spread Account to the Collection Account on such Payment Date pursuant to
                             Section 8.04(b)(i);

                      T  =   7.91%; and

                      A  =   the Outstanding Amount on such Payment Date after
                             accounting for any payments of principal to be made as a result of the receipt of distributions with respect to the Underlying Certificates and before payments from the Trust Spread Account;

               provided, however, the Trust Spread Account Release Amount shall not be less than zero and the balance in the Trust Spread Account shall not be reduced below the Trust Spread Account Minimum prior to the Payment Date on which the Outstanding Amount of the Notes is reduced to zero.

        SECTION 3. THE NOTES.

        (a) Amendment to Section 2.02. The first sentence in the second full paragraph of Section 2.02 is hereby amended and restated in its entirety as follows: "The Indenture Trustee shall, upon receipt of an Issuer Order, authenticate and deliver for original issue $9,179,042 initial Outstanding Amount of Notes."

        (b) Surrender of Original Notes. The parties to this Amendment hereby waive the provision of Article X of the Indenture and agree to surrender all Original Notes in exchange for the Notes to be issued under the Indenture as amended by this Amendment on the Closing Date in the initial Outstanding Amount of $9,179,042. The Indenture Trustee shall promptly cancel all such Original Notes surrendered by the Noteholders on the Closing Date.

        SECTION 4. TRUST SPREAD ACCOUNT. Section 8.04(a) is hereby amended and restated in its entirety as follows:

        "(a) The Trust Spread Account will be held for the benefit of the Noteholders. From the proceeds received with respect to the sale of the Notes, the Issuer shall deposit, or cause to be deposited into the Trust Spread Account on the Closing Date, an amount such that the amount on deposit in the Trust Spread Account shall be $500,000."

        SECTION 5. DISTRIBUTIONS. Section 8.06(b) is hereby amended and restated in its entirety as follows:

        "(b) On the Closing Date, the Indenture Trustee shall distribute all funds received upon the issuance of the Notes in the following amounts and order of priority:

                (i) To Galleon Capital Corporation, the Redemption Price, determined as though the Closing Date were the Redemption Date, for the Original Notes (it being understood that such Redemption Price payable to Galleon Capital Corporation may be netted against the issuance price of the Notes due from Galleon Capital Corporation on the Closing Date);

                (ii) To the Trust Spread Account, an amount such that the amount on deposit in the Trust Spread Account shall be $500,000; and

                (iii) The balance to the Certificate Distribution Account, to be distributed to the Holders of the Trust Certificates pursuant to the Trust Agreement."

        SECTION 6. SCHEDULES AND EXHIBITS.

        (a) Schedule II. Schedule II is hereby amended and replaced in its entirety with Schedule II attached hereto.

        (b) Exhibit A. Exhibit A is hereby amended and replaced in its entirety with Exhibit A attached hereto.

        SECTION 7. PROTECTION OF COLLATERAL. Each of the Issuer and the Indenture Trustee, as the Issuer's agent and attorney-in-fact, represents and warrants that it has taken all actions necessary to maintain, for the benefit of the Indenture Trustee on behalf of the Noteholders, a first lien on and a first priority, perfected security interest in the Collateral, and that it has executed and deliver all financing statements, continuation statements and other instruments necessary or advisable to maintain such first priority, perfected security interest.

        SECTION 8. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES UNDER THIS AMENDMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

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        SECTION 9. COUNTERPARTS. This Amendment may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.


                                       5
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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to Amended and Restated Indenture to be duly executed and delivered as of the day and year first above written.

                                            ONYX ACCEPTANCE RESIDUAL FUNDING
                                              OWNER TRUST 2000-A1

                                            By:    DEUTSCHE BANK TRUST COMPANY
                                                   DELAWARE, not in its
                                                   individual capacity but
                                                   solely on behalf of the
                                                   Issuer as Owner Trustee under
                                                   the Trust Agreement


                                                   By:  /s/ Michelle Voon
                                                        ------------------------
                                                        Name:  Michelle Voon
                                                        Title: Attorney-In-Fact

                                            JPMORGAN CHASE BANK,
                                            not in its individual capacity but
                                            solely as Indenture Trustee

                                            By: /s/ Kevin Crombie
                                                --------------------------------
                                                Name:  Kevin Crombie
                                                Title: Assistant Vice President

CONSENTED AND AGREED TO BY:

GALLEON CAPITAL CORPORATION,

By:  State Street Global Markets, LLC,
        as Administrator

By:     /s/ Stephen W. Finocchio
        ------------------------------
Name:   Stephen W. Finocchio
Title:  Vice President

                                   SCHEDULE II

                 LIST OF UNDERLYING SECURITIZATION TRANSACTIONS
                                       AND
                         RELATED UNDERLYING CERTIFICATES

Underlying Securitization Transaction    Underlying Certificate         Certificate
                                                                           Number
-------------------------------------    ----------------------         -----------
Onyx Acceptance Owner Trust 1999-B       Residual Interest Instrument       R-3

Onyx Acceptance Owner Trust 1999-C       Residual Interest Instrument       R-3

                                    EXHIBIT A

                                  FORM OF NOTE

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